Exhibit 99.2

Anything herein to the contrary notwithstanding, the liens and security interests granted by this Guaranty (as defined below), the exercise of any right or remedy with respect thereto, and certain of the rights of the holder hereof are subject to the provisions of the Intercreditor Agreement dated as of June 27, 2014 (as amended, restated, supplemented, or otherwise modified from time to time, the “Intercreditor Agreement”), by and between Bank of America, N.A., as ABL Agent, and Crystal Financial SBIC LP, as Term Agent. In the event of any conflict between the terms of the Intercreditor Agreement and this agreement, the terms of the Intercreditor Agreement shall govern and control.

SECURED CONTINUING GUARANTY

This SECURED CONTINUING GUARANTY (this “Continuing Guaranty”) is dated as of June 27, 2014, by SPORT CHALET VALUE SERVICES, LLC, a Virginia limited liability company (“Value Services”) and SPORT CHALET TEAM SALES, INC., a California corporation (“Team Sales” and together with Value Services, collectively, the “Guarantors” and each individually, a “Guarantor”), in favor of CRYSTAL FINANCIAL SBIC LP, a Delaware limited partnership, as agent for the Lenders (“Agent”) for value received and in consideration of any loan or other financial accommodation heretofore or hereafter at any time made or granted to SPORT CHALET, INC., a Delaware corporation (“Borrower”), under or in connection with the Loan Agreement described below.

R E C I T A L S:

WHEREAS, Borrower is indebted to Agent and Secured Parties pursuant to that certain Term Loan and Security Agreement dated as of June 27, 2014 (as amended, amended and restated, restated, supplemented, modified or otherwise in effect from time to time, the “Loan Agreement”);

WHEREAS, each Guarantor is an Obligated Party under the Loan Agreement;

WHEREAS, each Guarantor is a Subsidiary of Borrower and, as such, will benefit by virtue of the financial accommodations extended to Borrower by Agent and Secured Parties; and

WHEREAS, in order to induce Agent and Secured Parties to enter into the Loan Agreement and the other Loan Documents and to extend the financial accommodations to Borrower pursuant to and subject to the conditions of the Loan Agreement, and in consideration thereof, each Guarantor has agreed to guaranty the payment and performance of the Guarantied Obligations (as defined below);

NOW, THEREFORE, for valuable consideration hereby acknowledged, the parties agree as follows:

SECTION 1. DEFINITIONS; RULES OF CONSTRUCTION

1.1. Definitions. Initially capitalized terms used but not defined herein have the respective meanings set forth in the Loan Agreement.

1.2. Certain Matters of Construction. The terms “herein”, “hereof”, “hereunder” and other words of similar import refer to this Continuing Guaranty as a whole and not to any particular section, paragraph or subdivision. Any pronoun used shall be deemed to cover all genders. In the computation of periods of time from a specified date to a later specified date, “from” means “from and including,”, “through” means “through and including,” and “to” and “until” each mean “to but excluding,”. The terms “including” and “include” shall mean “including, without limitation” and, for purposes of each Loan Document, the parties agree that the rule of ejusdem generis shall not be applicable to limit any provision. Section titles appear as a matter of convenience only and shall not affect the interpretation hereof. All references to (a) laws or statutes include all related rules, regulations, interpretations, amendments and successor provisions; (b) any document, instrument or agreement include any amendments, waivers and other modifications, extensions or renewals (to the extent permitted hereby); (c) any section mean, unless the context otherwise requires, a section of this Agreement; (d) any Person include successors and assigns; or (e) unless otherwise specified herein, discretion of Agent means the sole and absolute discretion of Agent. Guarantors shall have the burden of establishing any alleged negligence, misconduct or lack of good faith by Agent or any other Secured Party hereunder. No provision hereof shall be construed against any party by reason of such party having, or being deemed to have, drafted the provision.

SECTION 2. GUARANTY

2.1. Guarantied Obligations. Each Guarantor unconditionally, absolutely and irrevocably, and jointly and severally, guarantees the full and prompt payment and performance when due, whether by acceleration or otherwise, and at all times thereafter, of all “Obligations” as defined in the Loan Agreement (collectively, the “Guarantied Obligations”). This Continuing Guaranty is a guaranty of payment and performance when due and not of collection. In the event of any default by Borrower in making payment of, or default by Borrower in performance of, any of the Guarantied Obligations, each Guarantor agrees on demand by Agent to pay and perform all of the Guarantied Obligations as are then or thereafter become due and owing or are to be performed under the terms of the Loan Documents. Each Guarantor further agrees to pay all expenses (including reasonable attorneys’ fees and expenses) paid or incurred by Agent in endeavoring to collect the Guarantied Obligations, or any part thereof, and in enforcing this Continuing Guaranty and any Loan Documents.

2.2. [Intentionally Omitted.]

2.3. Nature of Guaranty. Each Guarantor agrees and acknowledges that: (a) the Guarantied Obligations consist, in part, of a term loan facility, which may be repaid in full or part from time to time in accordance with the Loan Agreement; and (b) such Guarantor shall not be released from any liability hereunder unless and until Full Payment of all Guarantied Obligations.

2.4. Security for Continuing Guaranty. This Continuing Guaranty is secured by that certain Security Agreement executed by each Guarantor in favor of the Agent and dated as of even date herewith and each of the documents, instruments, and agreements executed and delivered from time to time by the Guarantor in connection herewith or therewith, together with any and all pledge agreements, trademark security agreements, patent assignments (if any), deposit account control agreements, mortgages or deeds of trust (if any) executed and delivered to the Agent by each Guarantor whether now existing or hereafter created, as each of the foregoing may be modified, amended, restated, supplemented or replaced from time to time (all such documents directly or indirectly securing any of the Guarantied Obligations are herein referred to, collectively, as the “Security Documents”).

2.5. Continuing Nature of Guaranty and Guarantied Obligations. This Continuing Guaranty shall be continuing and shall not be discharged, impaired or affected by: (a) the insolvency of Borrower or any Guarantor or the payment in full of all of the Guarantied Obligations at any time or from time to time (other than Full Payment of all Guarantied Obligations); (b) the power or authority or lack thereof of Borrower or any Guarantor to incur the Guarantied Obligations; (c) the validity or invalidity of any of the Loan Documents or the documents securing the same; (d) the existence or non-existence of Borrower or any Guarantor as a legal entity; (e) any transfer by Borrower or any Guarantor of all or any part of any collateral in which Agent has been granted a lien or security interest pursuant to the Loan Documents; (f) any statute of limitations affecting the liability of any Guarantor under this Continuing Guaranty or the Loan Documents or the ability of Agent to enforce this Continuing Guaranty or any provision of the Loan

Documents; or (g) any right of offset, counterclaim or defense of any Guarantor, including those that have been waived by such Guarantor pursuant to this Continuing Guaranty.

2.6. Payment Upon Insolvency. Without limiting the generality of any other provision hereof, each Guarantor agrees that, in the event of any Event of Default under Section 11.1(j) of the Loan Agreement, such Guarantor will pay to Agent forthwith the full amount that would be payable hereunder by such Guarantor if all of the Guarantied Obligations were then due and payable, whether or not any of the Guarantied Obligations are otherwise then due and payable.

2.7. Payment of the Guarantied Obligations. Any amounts received by Agent from whatever source on account of the Guarantied Obligations may be applied by Agent toward the payment of such of the Guarantied Obligations, and in such order of application, as Agent may from time to time elect, and notwithstanding any payments made by or for the account of any Guarantor pursuant to this Continuing Guaranty. Each Guarantor agrees that, if at any time all or any part of any payment theretofore applied by Agent to any of the Guarantied Obligations is or must be rescinded or returned by Agent for any reason whatsoever (including the insolvency, bankruptcy or reorganization of Borrower), such Guarantied Obligations shall, for the purposes of this Continuing Guaranty and to the extent that such payment is or must be rescinded or returned, be deemed to have continued in existence notwithstanding such application by Agent, and this Continuing Guaranty shall continue to be effective or be reinstated, as the case may be, as to such Guarantied Obligations, all as though such application by Agent had not been made.

2.8. Permitted Actions of Agent. Agent may from time to time, in its sole discretion and without any other notice to any Guarantor, take any or all of the following actions: (a) retain or obtain a security interest in any assets of Borrower or any third party to secure any of the Guarantied Obligations or any obligations of such Guarantor hereunder; (b) retain or obtain the primary or secondary obligation of any obligor or obligors, in addition to such Guarantor, with respect to any of the Guarantied Obligations; (c) extend or renew for one or more periods (whether or not longer than the original period), alter or exchange any of the Guarantied Obligations; (d) waive, ignore or forbear from taking action or otherwise exercising any of its default rights or remedies with respect to any Default or Event of Default; (e) release, waive or compromise any obligation of such Guarantor hereunder or any obligation of any nature of any other Obligated Party or any other obligor primarily or secondarily obligated with respect to any of the Guarantied Obligations; (f) release its security interest in, or surrender, release or permit any substitution or exchange for, all or any part of any collateral now or hereafter securing any of the Guarantied Obligations or any obligation hereunder, or extend or renew for one or more periods (whether or not longer than the original period) or release, waive, compromise, alter or exchange any obligations of any nature of any obligor with respect to any such property; and (g) demand payment or performance of any of the Guarantied Obligations from such Guarantor at any time or from time to time during the continuance of an Event of Default, whether or not Agent shall have exercised any of its rights or remedies with respect to any property securing any of the Guarantied Obligations or any obligation hereunder or proceeded against any other obligor primarily or secondarily liable for payment or performance of any of the Guarantied Obligations.

2.9. Assignments of Lenders’ Rights. Any Lender may, from time to time, without notice to any Guarantor, assign or transfer any or all of the Guarantied Obligations or any interest therein in accordance with the Loan Agreement and, notwithstanding any such assignment or transfer of the Guarantied Obligations or any subsequent assignment or transfer thereof, the Guarantied Obligations shall be and remain the Guarantied Obligations for the purpose of this Continuing Guaranty. Each and every immediate and successive assignee or transferee of any of the Guarantied Obligations or of any interest therein shall, to the extent of such party’s interest in the Guarantied Obligations, be entitled to the benefits of this Continuing Guaranty to the same extent as if such assignee or transferee were a Lender, as applicable; provided, however, that unless such Lender shall otherwise consent in writing, such Lender shall have an unimpaired right, prior and superior to that of any such assignee or transferee, to enforce this Continuing Guaranty for its own benefit as to those of the Guarantied Obligations that such Lender has not assigned or transferred.

2.10. Specific Waivers. Without limiting the generality of any other provision of this Continuing Guaranty, to the extent permitted by applicable law, each Guarantor hereby expressly waives: (a) notice of the acceptance of this Continuing Guaranty; (b) notice of the existence, creation, payment, nonpayment, performance or nonperformance of all or any of the Guarantied Obligations; (c) presentment, demand, notice of dishonor, protest, notice of protest and all other notices whatsoever with respect to the payment or performance of the Guarantied Obligations or the amount thereof or any payment or performance by such Guarantor hereunder; (d) all diligence in collection or protection of or realization upon the Guarantied Obligations or any thereof, any obligation hereunder or any security for or guaranty of any of the foregoing; (e) any right to direct or affect the manner or timing of Agent’s enforcement of its rights or remedies; (f) any and all defenses that would otherwise arise upon the occurrence of any event or contingency described in Section 2.5 hereof or upon the taking of any action by Agent permitted hereunder; (g) any defense, right of set-off, claim or counterclaim whatsoever and any and all other rights, benefits, protections and other defenses available to such Guarantor now or at any time hereafter, including under California Civil Code Sections 2787 to 2855, inclusive, and California Code of Civil Procedure Sections 580a, 580b, 580d or 726, and all successor sections; (h) all benefits or defenses arising under Chapter 2 of Title 14 of the California Civil Code, and all successor sections; and (i) all other principles or provisions of law, if any, that conflict with the terms of this Continuing Guaranty, including the effect of any circumstances that may or might constitute a legal or equitable discharge of a guarantor or surety.

2.11. Irrevocability. Each Guarantor hereby further waives all rights to revoke this Continuing Guaranty at any time, and all rights to revoke any agreement executed by such Guarantor at any time to secure the payment and performance of such Guarantor’s obligations under this Continuing Guaranty, including the Security Documents.

2.12. Statutory Waiver of Rights and Defenses Regarding Election of Remedies. Each Guarantor waives all rights and defenses arising out of an election of remedies by Agent. Without limiting the generality of the foregoing, each Guarantor acknowledges that it has been made aware of the provisions of California Civil Code Section 2856, has read and understands the provisions of that statute, has been advised by its counsel as to the scope, purpose and effect of that statute, and based thereon, and without limiting the foregoing waivers, such Guarantor agrees, to the extent permitted by applicable law, to waive all suretyship rights and defenses available to such Guarantor that are described in California Civil Code Section 2856(a). Without limiting any other waivers herein, each Guarantor hereby gives the following waivers pursuant to California Civil Code Sections 2856(c) and (d):

(a) such Guarantor waives all rights and defenses that such Guarantor may have because the Borrower’s debt is or may be secured by real property. This means, among other things:

(i) The Agent may collect from such Guarantor without first foreclosing on any real or personal property pledged by the Borrower.

(ii) If the Agent forecloses on any real property collateral pledged by the Borrower:

(A) The amount of the debt may be reduced only by the price for which that collateral is sold at the foreclosure sale, even if the collateral is worth more than the sale price.

(B) The Agent may collect from such Guarantor even if the Agent, by foreclosing on the real property collateral, has destroyed any right such Guarantor may have to collect from the Borrower.

This is an unconditional and irrevocable waiver of any rights and defenses any Guarantor may have because the Borrower’s debt is secured by real property. These rights and defenses include, but are not limited to, any rights or defenses based upon Section 580a, 580b, 580d or 726 of the California Code of Civil Procedure.

(b) Each Guarantor waives all rights and defenses arising out of an election of remedies by Agent or Secured Parties, even though that election of remedies, such as a nonjudicial foreclosure with respect to security for the Guarantied Obligations, has destroyed such Guarantor’s rights of subrogation and reimbursement against the principal by the operation of Section 580d of the California Code of Civil Procedure or otherwise.

SECTION 3. FINANCIAL CONDITION

3.1. Financial Condition. Each Guarantor represents and warrants that such Guarantor is fully aware of the financial condition of Borrower and the other Guarantor, and such Guarantor delivers this Continuing Guaranty based solely upon such Guarantor’s own independent investigation of Borrower’s and the other Guarantor’s financial condition and in no part upon any representation or statement of Agent with respect thereto. Each Guarantor further represents and warrants that such Guarantor is in a position to and hereby does assume full responsibility for obtaining such additional information concerning Borrower’s and the other Guarantor’s financial condition as such Guarantor may deem material to such Guarantor’s obligations hereunder, and such Guarantor is not relying upon, nor expecting Agent to furnish such Guarantor any information in Agent’s possession concerning Borrower’s nor the other Guarantor’s financial condition or concerning any circumstances bearing on the existence or creation, or the risk of nonpayment or nonperformance of the Guarantied Obligations.

3.2. Waiver. Each Guarantor hereby waives any duty on the part of Agent to disclose to such Guarantor any facts Agent may now or hereafter know about Borrower or the other Guarantor, regardless of whether Agent has reason to believe that any such facts materially increase the risk beyond that which such Guarantor intends to assume or has reason to believe that such facts are unknown to such Guarantor.

3.3. Continuing Guaranty. Each Guarantor hereby knowingly accepts the full range of risk encompassed within a contract of “Continuing Guaranty”, which includes, without limitation, the possibility that Borrower will contract for additional indebtedness for which such Guarantor may be liable hereunder after Borrower’s financial condition or ability to pay its lawful debts when they fall due has deteriorated.

SECTION 4. SUBORDINATION AND SUBROGATION

4.1. Subordination. Each Guarantor hereby subordinates any and all indebtedness of Borrower and the other Guarantor to such Guarantor to the Full Payment of all of the Guarantied Obligations. Each Guarantor agrees that, upon and during the continuation of an Event of Default, Agent shall be entitled to receive Full Payment of all Guarantied Obligations prior to such Guarantor’s receipt of payment of any amount of any indebtedness of Borrower and the other Guarantor to such Guarantor. Any payments on such indebtedness to any Guarantor, if Agent so requests during the continuance of an Event of Default, shall be collected, enforced and received by such Guarantor, in trust, as trustee for Agent and shall be paid over to Agent on account of the Guarantied Obligations, but without reducing or affecting in any manner the liability of such Guarantor under the other provisions of this Continuing Guaranty. Upon and during the continuation of an Event of Default, Agent is authorized and empowered, but not obligated, in its discretion, (a) in the name of any Guarantor, to collect and enforce, and to submit claims in respect of, any indebtedness of Borrower and the other Guarantor to such Guarantor and to apply any amounts received thereon to the Guarantied Obligations, and (b) to require any Guarantor (i) to collect and enforce, and to submit claims in respect of, any indebtedness of Borrower and the other Guarantor to such Guarantor, and (ii) to pay any amounts received on such indebtedness to Agent for application to the Guarantied Obligations.

4.2. Subrogation. No Guarantor will exercise any rights that such Guarantor may acquire by way of subrogation under this Continuing Guaranty, by any payment hereunder or otherwise, until Full Payment of all of the Guarantied Obligations. If any amount shall be paid to any Guarantor on account of such subrogation rights at any other time, such amount shall be held in trust for the benefit of Agent and shall be forthwith paid to Agent to be credited and applied to the Guarantied Obligations, whether matured or unmatured, in such manner as Agent shall determine in its sole discretion.

SECTION 5. REPRESENTATIONS AND WARRANTIES

5.1. General Representations and Warranties. To induce Agent to enter into the Loan Agreement and the other Loan Documents, each Guarantor represents and warrants that:

5.1.1. Organization and Qualification. Such Guarantor is duly organized, validly existing and in good standing under the laws of the jurisdiction of such Guarantor’s organization. Such Guarantor is duly qualified, authorized to do business and in good standing as a foreign corporation in each jurisdiction where failure to be so qualified could reasonably be expected to have a Material Adverse Effect.

5.1.2. Power and Authority. Such Guarantor is duly authorized to execute, deliver and perform the Loan Documents to which such Guarantor is a party. The execution, delivery and performance of the Loan Documents have been duly authorized by all necessary action, and do not (a) require any consent or approval of any holders of Equity Interests of such Guarantor, other than those already obtained; (b) contravene the Organic Documents of such Guarantor; (c) violate any Applicable Law or cause a default under any Material Contract; or (d) result in or require the imposition of any Lien (other than Permitted Liens) on any Property of such Guarantor.

5.1.3. Enforceability. Each Loan Document to which such Guarantor is a party is a legal, valid and binding obligation of such Guarantor, enforceable in accordance with its terms, except as enforceability may be limited by bankruptcy, insolvency or similar laws affecting the enforcement of creditors’ rights generally.

5.1.4. Solvency. Such Guarantor is Solvent.

5.1.5. Representations and Warranties in Loan Agreement Incorporated. Without limiting any of the foregoing representations and warranties, such Guarantor represents and warrants that each of the representations and warranties set forth in the Loan Agreement to the extent applicable to such Guarantor are true, correct and complete as written.

5.2. Complete Disclosure. No Loan Document contains any untrue statement of a material fact regarding such Guarantor or its properties, nor fails to disclose any material fact regarding such Guarantor or its properties necessary to make the statements contained therein not materially misleading.

There is no fact or circumstance that such Guarantor has failed to disclose to Agent in writing that could reasonably be expected to have a Material Adverse Effect.

SECTION 6. COVENANTS

6.1. Affirmative Covenants. Until the Full Payment of all Secured Obligations, each Guarantor shall:

6.1.1. Inspections; Appraisals. Permit Agent from time to time, subject (except when a Default or Event of Default exists) to reasonable notice and normal business hours, to visit and inspect the Properties of such Guarantor, inspect, audit and make extracts from such Guarantor’s books and records, and discuss with such Guarantor’s officers, employees, agents, advisors and independent accountants such Guarantor’s or its Subsidiary’s business, financial condition, assets, prospects and results of operations. Lenders may participate in any such visit or inspection, at their own expense. Neither Agent nor any Lender shall have any duty to any Guarantor or any other Obligated Party or other obligor to make any inspection, nor to share any results of any inspection, appraisal or report with any Guarantor or any other Obligated Party or other obligor. Each Guarantor acknowledges that all inspections, appraisals and reports are prepared by Agent and Lenders for their purposes, and no Guarantor shall be entitled to rely upon them.

6.1.2. Financial Information. Keep adequate records and books of account with respect to such Guarantor’s business activities, in which proper entries are made in accordance with GAAP reflecting all financial transactions; and furnish to Agent and Lenders all financial reports required to be furnished pursuant to the Loan Agreement.

6.1.3. Compliance with Laws. Comply with all Applicable Laws, including ERISA, Environmental Laws, FLSA, OSHA, Anti-Terrorism Laws, and laws regarding collection and payment of Taxes, and maintain all Governmental Approvals necessary to the ownership of such Guarantor’s Properties or conduct of such Guarantor’s business, unless failure to comply (other than failure to comply with Anti-Terrorism Laws) or maintain could not reasonably be expected to have a Material Adverse Effect. Without limiting the generality of the foregoing, if any Environmental Release occurs at or on any Properties of any Guarantor or its Subsidiaries, such Guarantor shall act promptly and diligently to investigate and report to Agent and all appropriate Governmental Authorities the extent of, and to make appropriate remedial action to eliminate, such Environmental Release, whether or not directed to do so by any Governmental Authority.

6.1.4. Taxes. Pay and discharge all Taxes prior to the date on which they become delinquent or penalties attach, unless such Taxes are being Properly Contested.

6.1.5. Insurance. Maintain insurance as required by the Loan Documents, including satisfactory endorsements required thereby.

6.2. Negative Covenants in Loan Agreement Incorporated. Each Guarantor agrees to refrain from taking any action that such Guarantor has agreed not to take or that Borrower has agreed not to permit such Guarantor to take pursuant to the terms of the Loan Agreement.

SECTION 7. REMEDIES; BANKRUPTCY.

7.1. Cumulative Rights. All covenants, conditions, provisions, warranties, guaranties, indemnities and other undertakings of Borrower and each Guarantor contained in the Loan Documents are cumulative and not in derogation or substitution of each other. In particular, the rights and remedies of

Agent and Lenders are cumulative, may be exercised at any time and from time to time, concurrently or in any order, and shall not be exclusive of any other rights or remedies that Agent and Lenders may have, whether under any agreement, by law, at equity or otherwise.

7.2. Waivers. The failure or delay of Agent or any Lender to require strict performance by any Guarantor with any terms of the Loan Documents, or to exercise any rights or remedies with respect to Collateral or otherwise, shall not operate as a waiver thereof nor as establishment of a course of dealing. All rights and remedies shall continue in full force and effect until Full Payment of all Guarantied Obligations. No waiver of any Default or Event of Default shall constitute a waiver of any other Default or Event of Default that may exist at such time, unless expressly stated. If Agent or any Lender accepts performance by any Guarantor under any Loan Documents in a manner other than that specified therein, or during any Default or Event of Default, or if Agent or any Lender shall delay or exercise any right or remedy under any Loan Documents, such acceptance, delay or exercise shall not operate to waive any Default or Event of Default nor to preclude exercise of any other right or remedy.

7.3. Bankruptcy. Each Guarantor hereby agrees that, except as hereinafter provided, such Guarantor’s obligations under this Continuing Guaranty shall be unconditional, irrespective of (a) the institution of any proceeding under the Bankruptcy Code, or any similar proceeding, by or against Borrower or the other Guarantor, or Agent’s election in any such proceeding of the application of Section 1111(b)(2) of the Bankruptcy Code, (b) any borrowing or grant of a security interest by Borrower or the other Guarantor as debtor-in-possession, under Section 364 of the Bankruptcy Code, or (c) the disallowance, under Section 502 of the Bankruptcy Code, of all or any portion of Agent’s claim(s) for repayment of the Guarantied Obligations.

SECTION 8. MISCELLANEOUS

8.1. Successors and Assigns. This Agreement shall be binding upon and inure to the benefit of each Guarantor and Agent and their respective successors and assigns, except that no Guarantor shall have the right to assign its rights or delegate its obligations under any Loan Documents.

8.2. Amendments. No modification of this Agreement shall be effective without the prior written agreement of Agent and each Guarantor.

8.3. Indemnity. EACH GUARANTOR SHALL INDEMNIFY AND HOLD HARMLESS THE INDEMNITEES AGAINST ANY CLAIMS THAT MAY BE INCURRED BY OR ASSERTED AGAINST ANY INDEMNITEE, INCLUDING CLAIMS ARISING FROM THE NEGLIGENCE OF AN INDEMNITEE. In no event shall any Guarantor have any obligation hereunder to indemnify or hold harmless an Indemnitee with respect to a Claim that is determined in a final, non-appealable judgment by a court of competent jurisdiction to result from the gross negligence or willful misconduct of such Indemnitee.

8.4. Notices and Communications. All notices and other communications by or to a party hereto shall be in writing and shall be given to each Guarantor, at Borrower’s address shown on the signature pages to the Loan Agreement, and to Agent at its address shown on the signature pages to the Loan Agreement, or at such other address as such party may hereafter specify by notice in accordance with this Section 8.4. Each such notice or other communication shall be effective only (a) if given by facsimile transmission, when transmitted to the applicable facsimile number, if confirmation of receipt is received; (b) if given by mail, three (3) Business Days after deposit in the U.S. mail, with first-class postage pre-paid, addressed to the applicable address; or (c) if given by personal delivery, when duly delivered to the notice address with receipt acknowledged. Any written notice or other communication that is not sent in conformity with the foregoing provisions shall nevertheless be effective on the date actually received by the noticed party. Any notice received by Borrower shall be deemed received by each Guarantor. Electronic and voice mail may not be used as effective notice hereunder.

8.5. Credit Inquiries. Each Guarantor hereby authorizes Agent and Lenders (but they shall have no obligation) to respond to usual and customary credit inquiries from third parties concerning such Guarantor or any Subsidiary of such Guarantor.

8.6. Severability. Wherever possible, each provision of hereof shall be interpreted in such manner as to be valid under Applicable Law. If any provision is found to be invalid under Applicable Law, it shall be ineffective only to the extent of such invalidity and the remaining provisions hereof shall remain in full force and effect.

8.7. Cumulative Effect; Conflict of Terms. The provisions of this Agreement and the other Loan Documents are cumulative. The parties acknowledge that the Loan Documents may use several limitations, tests or measurements to regulate similar matters, and they agree that these are cumulative and that each must be performed as provided. Except as otherwise provided in another Loan Document (by specific reference to the applicable provision of this Agreement), if any provision contained herein is in direct conflict with any provision in another Loan Document, the provision herein shall govern and control.

8.8. Counterparts. This Agreement may be executed in counterparts, each of which shall constitute an original, but all of which when taken together shall constitute a single contract. This Agreement shall become effective when Agent has received counterparts bearing the signatures of all parties hereto. Delivery of a signature page of any Loan Document by telecopy or electronic transmission (including .pdf file) shall be effective as delivery of a manually executed counterpart of such agreement.

8.9. Entire Agreement. Time is of the essence of the Loan Documents. The Loan Documents constitute the entire contract among the parties relating to the subject matter hereof, and supersede any and all previous agreements and understandings, oral or written, relating to the subject matter hereof.

8.10. No Advisory or Fiduciary Responsibility. In connection with all aspects of each transaction contemplated by any Loan Document, each Guarantor acknowledges and agrees that (a)(i) the credit facility evidenced by the Loan Documents and any related arranging or other services by Agent, any Lender, any of their Affiliates or any arranger are arm’s-length commercial transactions between Borrower and such Guarantor; (ii) such Guarantor has consulted its own legal, accounting, regulatory and tax advisors to the extent they have deemed appropriate; and (iii) such Guarantor is capable of evaluating and understanding, and does understand and accept, the terms, risks and conditions of the transactions contemplated by the Loan Documents; (b) each of Agent, Lenders, their Affiliates and any arranger is and has been acting solely as a principal in connection with this credit facility, is not the financial advisor, agent or fiduciary for Borrower, such Guarantor, any of their Affiliates or any other Person, and has no obligation with respect to the transactions contemplated by the Loan Documents except as expressly set forth therein; and (c) Agent, Lenders, their Affiliates and any arranger may be engaged in a broad range of transactions that involve interests that differ from Borrower, such Guarantor and their Affiliates, and have no obligation to disclose any of such interests to Borrower, such Guarantor or their Affiliates. To the fullest extent permitted by Applicable Law, each Guarantor hereby waives and releases any claims that it may have against Agent, Lenders, their Affiliates and any arranger with respect to any breach or alleged breach of agency or fiduciary duty in connection with any aspect of any transaction contemplated by a Loan Document.

8.11. GOVERNING LAW. THIS CONTINUING GUARANTY SHALL BE GOVERNED BY THE LAWS OF THE STATE OF NEW YORK (EXCLUDING THE LAWS APPLICABLE TO CONFLICTS OR CHOICE OF LAW) (OTHER THAN THE NEW YORK GENERAL OBLIGATIONS

LAW §§5-1401 and 5-1402)).

8.12. Consent to Forum. EACH GUARANTOR HEREBY CONSENTS TO THE NON-EXCLUSIVE JURISDICTION OF ANY FEDERAL OR STATE COURT SITTING IN OR WITH JURISDICTION OVER NEW YORK, NEW YORK, IN ANY PROCEEDING OR DISPUTE RELATING IN ANY WAY TO ANY LOAN DOCUMENTS, AND AGREES THAT ANY SUCH PROCEEDING SHALL BE BROUGHT BY IT SOLELY IN ANY SUCH COURT. EACH GUARANTOR IRREVOCABLY WAIVES ALL CLAIMS, OBJECTIONS AND DEFENSES THAT IT MAY HAVE REGARDING SUCH COURT’S PERSONAL OR SUBJECT MATTER JURISDICTION, VENUE OR INCONVENIENT FORUM. EACH PARTY HERETO IRREVOCABLY CONSENTS TO SERVICE OF PROCESS IN THE MANNER PROVIDED FOR NOTICES IN SECTION 8.4. Nothing herein shall limit the right of Agent or any Lender to bring proceedings against any Guarantor in any other court, nor limit the right of any party to serve process in any other manner permitted by Applicable Law. Nothing in this Continuing Guaranty shall be deemed to preclude enforcement by Agent of any judgment or order obtained in any forum or jurisdiction.

8.13. Waivers by Guarantors. TO THE FULLEST EXTENT PERMITTED BY APPLICABLE LAW, EACH GUARANTOR WAIVES (A) THE RIGHT TO TRIAL BY JURY (WHICH AGENT AND EACH LENDER HEREBY ALSO WAIVES) IN ANY PROCEEDING OR DISPUTE OF ANY KIND RELATING IN ANY WAY TO ANY LOAN DOCUMENTS, GUARANTIED OBLIGATIONS OR COLLATERAL; (B) PRESENTMENT, DEMAND, PROTEST, NOTICE OF PRESENTMENT, DEFAULT, NON-PAYMENT, MATURITY, RELEASE, COMPROMISE, SETTLEMENT, EXTENSION OR RENEWAL OF ANY COMMERCIAL PAPER, ACCOUNTS, DOCUMENTS, INSTRUMENTS, CHATTEL PAPER AND GUARANTIES AT ANY TIME HELD BY AGENT ON WHICH SUCH GUARANTOR MAY IN ANY WAY BE LIABLE, AND HEREBY RATIFIES ANYTHING AGENT MAY DO IN THIS REGARD; (C) NOTICE PRIOR TO TAKING POSSESSION OR CONTROL OF ANY COLLATERAL; (D) ANY BOND OR SECURITY THAT MIGHT BE REQUIRED BY A COURT PRIOR TO ALLOWING AGENT TO EXERCISE ANY RIGHTS OR REMEDIES; (E) THE BENEFIT OF ALL VALUATION, APPRAISEMENT AND EXEMPTION LAWS; (F) ANY CLAIM AGAINST AGENT OR ANY LENDER, ON ANY THEORY OF LIABILITY, FOR SPECIAL, INDIRECT, CONSEQUENTIAL, EXEMPLARY OR PUNITIVE DAMAGES (AS OPPOSED TO DIRECT OR ACTUAL DAMAGES) IN ANY WAY RELATING TO ANY ENFORCEMENT ACTION, GUARANTIED OBLIGATIONS, LOAN DOCUMENTS OR TRANSACTIONS RELATING THERETO; AND (G) NOTICE OF ACCEPTANCE HEREOF. Each Guarantor acknowledges that the foregoing waivers are a material inducement to Agent and Lenders entering into the Loan Agreement and that Agent and Lenders are relying upon the foregoing in their dealings with each Guarantor. Each Guarantor has reviewed the foregoing waivers with its legal counsel and has knowingly and voluntarily waived its jury trial and other rights following consultation with legal counsel. In the event of litigation, this Agreement may be filed as a written consent to a trial by the court.

8.14. Advice of Counsel. Each Guarantor acknowledges that it has either obtained the advice of counsel or has had the opportunity to obtain such advice in connection with the terms and provisions of this Continuing Guaranty.

8.15. Patriot Act Notice. Agent and Lenders hereby notify each Guarantor that pursuant to the requirements of the Patriot Act, Agent and Lenders are required to obtain, verify and record information that identifies such Guarantor, including its legal name, address, tax ID number and other information that will allow Agent and Lenders to identify it in accordance with the Patriot Act. Agent and Lenders will also require information regarding each personal guarantor, if any, and may require information regarding each Guarantor’s management and owners, such as legal name, address, social security number and date of birth.

8.16. Intercreditor Agreement. Notwithstanding any other provision hereof or of any other Loan Document, for so long as the Discharge of ABL Priority Obligations shall not have occurred and the Revolving Credit Documents shall require (a) the delivery of possession or control to Revolver Agent of any Collateral (including, without limitation, any requirement to deliver agreements (other than the Deposit Account Control Agreements required by Section 4.11 of the Loan Agreement) granting control over such Collateral to Revolver Agent), (b) the granting of a first priority Lien on the Collateral in favor of the Revolver Agent, (c) any covenant hereunder or thereunder requiring the delivery of possession or control to Agent of such Collateral (including, without limitation, any requirement to deliver agreements granting control over such Collateral to Agent), (d) the granting of a first priority Lien on Collateral in favor of Agent, or (e) the making of any prepayment or any paying over of funds to Agent, in either case as a result of the receipt of any proceeds of Collateral, shall in each case be deemed to have been satisfied if, prior to the Discharge of ABL Priority Obligations, such possession or control (or such agreements granting control) of such Collateral shall have been delivered to or in favor of Revolver Agent (or its agents or bailees) as provided for in the Intercreditor Agreement, or such first priority Lien on such Collateral shall have been granted to the Revolver Agent and a first priority Lien on such Collateral shall have been granted to Agent (subject to the terms set forth in the Intercreditor Agreement), or such prepayment or paying over of funds in connection with the collection of proceeds of Collateral shall have been made in accordance with the terms of the Intercreditor Agreement. Except as specified herein, nothing contained in the Intercreditor Agreement shall be deemed to modify any of the provisions of this Agreement and the other Loan Documents, which, as among the Borrower, the Guarantors, Agent, the Lenders and the other Secured Parties shall remain in full force and effect; provided that representations and warranties of the the Borrower and the Guarantors contained in the Loan Documents representing or warranting that the Lien in favor of Agent in any Collateral is a first priority lien shall be deemed to be modified mutatis mutandis to take into account the foregoing provisions of this Section.

[Signature Page Follows.]

IN WITNESS WHEREOF, this Continuing Guaranty has been executed and delivered as of the date set forth above.

GUARANTORS:

SPORT CHALET VALUE SERVICES, LLC, a Virginia limited liability company

By:
	Name:	Howard Kaminsky
	Title:	Manager

SPORT CHALET TEAM SALES, INC., a California corporation

By:
	Name:	Howard Kaminsky
	Title:	Secretary and CFO

[Sport Chalet – Signature Page to Secured Continuing Guaranty]